SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 7, 1996


                             HOMEOWNERS GROUP, INC.
                      (Exact name as specified in charter)


         DELAWARE                      0-17338                 65-0033743
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

             400 SAWGRASS CORPORATE PARKWAY, SUNRISE, FLORIDA         33325
               (Address of principal executive offices)             (Zip code)


        Registrant's telephone number, including area code (954) 845-9100

ITEMS 1. AND 2. CHANGE IN CONTROL/ACQUISITION OR DISPOSITION OF ASSETS

Effective October 31, 1996, the Company has entered into an amendment to the May 14, 1996 merger agreement with The Cross Country Group, Inc. ("Cross Country"), under which the price at which Cross Country will acquire the Company's stock was modified to $2.06 per share in cash. The amendment to the merger agreement extends the closing date to no later than March 1, 1997. The merger remains subject to a number of conditions, including approval of the transactions by regulatory authorities and the Company's stockholders.

As part of the amendment to the merger agreement, the Company's stock rights plan has been amended to permit Cross Country and its affiliates to buy an unlimited number of shares in privately negotiated transactions. The stock rights plan amendment is not effective until three days after the information was made public and provided that no other bid on the Company is made within such three day period. The information was made public on November 7, 1996.

In addition, an affiliate of Cross Country has purchased the $5.2 million judgment obtained by Acceleration National Insurance Company against a subsidiary of the Company. Cross Country has agreed under certain conditions to take no action to collect on the judgment before January 31, 1997. The Company has guaranteed the repayment of the judgment and has pledged the shares of two of its subsidiaries, Homeowners Marketing Services, Inc. and Homeowners Marketing Services International, Inc. to secure the guarantee. These subsidiaries have also guaranteed security interests in their assets to secure the guarantee.

ITEMS 7. EXHIBITS

                          GUARANTY AND PLEDGE AGREEMENT

         THIS GUARANTY AND PLEDGE AGREEMENT (the "Agreement") is made and entered into as of this 31st day of October, 1996, by and between The Cross Country Group, L.L.C. ("Secured Party") and Homeowners Group, Inc. ("Pledgor").

                                    RECITALS

         WHEREAS, simultaneous with the execution and delivery of this Agreement, Secured Party has acquired from Acceleration National Insurance Company all its rights under that certain judgment in consolidated cases styled ACCELERATION NATIONAL INSURANCE COMPANY V. HOMEOWNERS MARKETING SERVICES, INC., ET AL, in the Court of Common Pleas, Franklin County, Ohio, Case No. 91CVH11-9404 and 94CVH05-3083 (the "Judgment");

         WHEREAS, Secured Party, Pledgor and Homeowners Marketing Services, Inc. ("HMSI") have, contemporaneously with the execution of this Guaranty and Pledge Agreement, entered into a Settlement Agreement with respect to the Judgment to, among other things, extend the date by which amounts payable by HMSI must be paid (the "Settlement Agreement");

         WHEREAS, Pledgor is the owner of a stock certificate evidencing 1,000 shares of stock of HMSI (the "HMSI Stock"), representing a 100% interest in HMSI;

         WHEREAS, Pledgor is the owner of a stock certificate evidencing 500 shares of Homeowners Marketing Services International, Inc. ("HMSII") stock (the "HMSII Stock"), representing a 100% interest in HMSII;

         WHEREAS, CC Acquisition Corporation, an affiliate of the Secured Party, has confirmed its intent to consummate the transactions described in that certain Agreement and Plan of Merger dated as of May 14, 1996 among Pledgor, CC Acquisition Corporation and The Cross Country Group, Inc., as amended by amendment of even date herewith;

         WHEREAS, Secured Party has required that Pledgor enter into this Guaranty and Pledge Agreement as a condition to the Secured Party entering into the Settlement Agreement;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

                                    AGREEMENT

         I. GUARANTEE OF OBLIGATIONS. In consideration of Secured Party's execution of the Settlement Agreement, Pledgor hereby absolutely and unconditionally guarantees to Secured Party the performance of the obligations of HMSI under the Judgment and the Settlement Agreement.

         2. PLEDGE OF PLEDGED SHARES. As security for the guaranty set forth in
Section 1 above, Pledgor hereby pledges to Secured Party, and grants to Secured Party, a first priority security interest in the HMSI Stock and the HMSII Stock (collectively, the "Pledged Shares").

         3. DELIVERY OF PLEDGED SHARES. The certificates representing the Pledged Shares are hereby delivered to Secured Party, to be held by Secured Party, in accordance with the terms of this Agreement, accompanied by duly executed instruments of transfer.

         4. REPRESENTATIONS OF PLEDGOR. Pledgor hereby represents and warrants that it is the record and beneficial holder of the Pledged Shares free and clear of any liens affecting the title thereto, except for liens created by this Agreement. Pledgor hereby represents and warrants that it has the right to pledge the Pledged Shares.

         5. RIGHTS OF PLEDGOR. During such time that Secured Party holds the Pledged Shares, and until such time as Secured Party forecloses on such Pledged Shares pursuant to the terms of paragraph 6 hereof, Pledgor shall be the owner of such Pledged Shares and shall have the right to vote and give consents with respect to the Pledged Shares and to collect and receive dividends paid in respect of the Pledged Shares, and Secured Party shall have no right to sell, transfer, pledge, hypothecate or otherwise transfer the Pledged Shares to any third party. Notwithstanding the foregoing, and in addition to its rights pursuant to Section 6 hereof, in the event that there shall be and for so long as there shall be a continuing default by Pledgor under the Judgment and/or the Settlement Agreement, Secured Party shall have the right to vote the Pledged Shares.

         6. DEFAULTS AND REMEDIES. (a) In the event that HMSI shall default in the performance of its obligations under the Judgment and/or the Settlement Agreement, beyond any grace or cure period provided therein, and Pledgor shall have failed within five (5) days of notice thereof from Secured Party to cure the same, Secured Party shall have all rights with respect to the Pledged Shares as shall be provided to Secured Party under the Uniform Commercial Code as then in effect in the State of Florida.

         (b) Pledgor agrees that any notice by the Secured Party of the proposed disposition of the Pledged Shares or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Pledgor if the notice is sent by a recognized overnight delivery service at least ten (10) days before the action to the Pledgor at 400 Sawgrass Corporate Parkway, Sunrise, Florida 33325 or to any other address which Pledgor has specified in writing to the Secured Party as the address to which notices shall be given to Pledgor.

         7. RELEASE. Immediately upon the compliance in full with the Judgment and/or Settlement Agreement, in accordance with the terms thereof, Secured Party shall redeliver the Pledged Shares to Pledgor, together with all instruments of transfer delivered herewith, free and clear of any and all liens affecting title thereto, and Pledgor's obligations hereunder shall terminate.

         8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of, and enforced in the courts of, the Commonwealth of Massachusetts.

         9. COUNTERPART SIGNATURES. This Agreement may be signed in one or more counterparts.

         10. HEADINGS. The headings are for the convenience of reference only, and do not form a part hereof and in no way define, limit, describe, modify or interpret the meanings of the parties, the scope of this Agreement or the intent of any Section hereof.

         11. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation or affect of those portions of this Agreement which are valid.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                THE CROSS COUNTRY GROUP, L.L.C.

                                By: /s/ Sidney D. Wolk
                                    ___________________________________
                                    Sidney D. Wolk, President

                                HOMEOWNERS GROUP, INC.

                                By: /S/ C. GREGORY MORRIS
                                    ____________________________________
                                      C. Gregory Morris, Vice President,
                                      Treasurer & Chief Financial Officer

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement") is entered into as of October 31, 1996, by and among The Cross Country Group, L.L.C. (the "Secured Party"), Homeowners Marketing Services, Inc. ("HMSI") and Homeowners Marketing Services International, Inc. ("HMSII" and collectively with HMSI, the "Debtors").

                                    RECITALS

         WHEREAS, simultaneous with the execution and delivery of this Agreement, Secured Party has acquired from Acceleration National Insurance Company of all its rights under that certain judgment in consolidated cases styled ACCELERATION NATIONAL INSURANCE COMPANY V. HOMEOWNERS MARKETING SERVICES, INC., ET AL, in the Court of Common Pleas, Franklin County, Ohio, Case No. 91CVH11-9404 and 94CV1D5-3083 (the "Judgment");

         WHEREAS, Secured Party, Homeowners Group, Inc. and HMSI have, contemporaneously with the execution of this Security Agreement, entered into a Settlement Agreement with respect to the Judgment to, among other things, extend the date by which amounts payable by HMSI must be paid (the "Settlement Agreement");

         WHEREAS, CC Acquisition Corporation, an affiliate of the Secured Party, has confirmed its intent to consummate the transactions described in that certain Agreement and Plan of Merger dated as of May 14, 1996 among CC Acquisition Corporation, Homeowners Group, Inc. and The Cross Country Group, Inc., as amended by amendment of even date herewith;

         WHEREAS, Secured Party has required that Debtors enter into this Security Agreement as a condition to the Secured Party entering into the Settlement Agreement;

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

         1. HMSII GUARANTY. In consideration of Secured Party's execution of the Settlement Agreement, HMSII absolutely and unconditionally guarantees the performance by HMSI of its obligations under the Judgment and the Settlement Agreement, as amended (collectively, the "Obligations").

         2. SECURITY INTEREST. In consideration of and as an inducement for the Secured Party's execution of the Settlement Agreement, Debtors hereby grant the Secured Party a security interest (the "Security Interest") in each of the assets of the Debtors (the "Collateral") to secure HMSI's Obligations and HMSII's guaranty thereof.

         3. REPRESENTATIONS AND WARRANTIES OF DEBTORS. The Debtors represent and warrant, and so long as the Judgment remains unpaid shall be deemed continuously to represent and warrant, that:

            (a) The Debtors are the owners of the Collateral free of all security interests or other encumbrances except for the security interest in favor of Secured Party;

            (b) This Security Agreement is being executed on behalf of Debtors by one or more properly authorized officers and all necessary actions have been taken by Debtors to authorize such execution.

            (c) The Debtors are engaged in business operations which are carried on at the following address: 400 Sawgrass Corporate Parkway, Sunrise, Florida 33325.

         4. COVENANTS OF DEBTORS. So long as the Obligations of HMSI under the Settlement Agreement and/or the Judgment remain outstanding, the Debtors: (a) will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests or other encumbrances except the Security Interest; (b) will keep accurate and complete records concerning the Collateral; at the Secured Party's request will mark any such records and the Collateral to give notice of the Security Interest; (c) will, upon demand, deliver to Secured Party any documents relating to the Collateral or any part thereof, and any and all other schedules, documents and statements which the Secured party may from time to time request; (d) will notify the Secured Party promptly in writing of any change in the Debtors' address specified above; and (e) in connection herewith will execute and deliver to the Secured Party such financing statements and other documents, pay all costs of and filing financing statements and other documents in all public offices requested by the Secured Party and do such other things as the Secured Party may request to protect the Collateral and Secured Party's Security Interest.

         5. DEFAULTS AND REMEDIES. (a) In the event that HMSI shall default in the performance of its Obligations under the Settlement Agreement and/or the Judgment beyond any grace or cure period provided therein, and HMSII shall have failed within five (5) days of notice of such default and expiration of any applicable cure period from Secured Party to cure the same (such default and failure to cure, an "Event of Default"), Secured Party shall have all rights with respect to the Collateral as shall be provided to Secured Party under the Uniform Commercial Code as then in effect in the State of Florida.

            (b) The Debtors agree that any notice by the Secured Party of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtors if the notice is sent by a recognized overnight delivery service at least ten (10) days before the action to the Debtors' address as specified in this Agreement or to any other address which the Debtors have specified in writing to the Secured Party as the address to which notices shall be given to the Debtors.

         6. MISCELLANEOUS.

            (a) The Debtors authorize the Secured Party at the Debtors' expense to file any financing statement or other documents or statements relating to the Collateral (without the Debtors' signature thereon) which the Secured Party deems appropriate, and the Debtors appoint the Secured Party as the Debtors' attorney-in-fact to execute any such financing statement or statements in the Debtors' name and to perform all other acts which the Secured Party deems appropriate to perfect and to continue perfection of the Security Interest.

            (b) After any Event of Default, the Secured Party may notify any party obligated to pay proceeds of the existence of the obligation under the Satisfaction Agreement and may direct them to make payments of all proceeds to the Secured Party.

            (c) No delay or omission by the Secured Party in exercising any right hereunder or with respect to the Judgment and/or the Settlement Agreement shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Secured Party from any other or future exercise of the right or the exercise of any other right or remedy. All rights and remedies of the Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

            (d) The terms "Secured Party" and "Debtors" as used in this Agreement include the heirs, personal representatives, and successors or assigns of those parties.

            (d) This Agreement may not be modified or amended nor shall any provision of it be waived except in a writing signed by the Debtors and by an authorized officer of the Secured Party.

            (e) This Agreement shall be construed under the Florida Uniform Commercial Code and any other applicable Florida laws in effect from time to time.

            (f) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.

            (g) All sections and descriptive headings in this Agreement are inserted for convenience only, and shall not affect the construction or interpretation hereof.

            (h) This Security Agreement is a continuing agreement which shall remain in force and effect until all obligations under the Satisfaction Agreement have been satisfied in full.

            (i) This Security Agreement may be signed in one or more counterparts.

         IN WITNESS WHEREOF, each party has executed this Agreement by its duly authorized representative as of the date set forth above.

                           HOMEOWNERS MARKETING SERVICES, INC.

                           By: /S/ C. GREGORY MORRIS
                               ______________________________________________
                                C. Gregory Morris, Vice President, Treasurer & Chief Financial Officer

                           HOMEOWNERS MARKETING SERVICES INTERNATIONAL, INC.

                           By: /S/ C. GREGORY MORRIS
                               ______________________________________________
                               C. Gregory Morris, Vice President, Treasurer & Chief Financial Officer

                           THE CROSS COUNTRY GROUP, L.L.C.

                           By: /S/ SIDNEY D. WOLK
                               ______________________________________________
                               Sidney D. Wolk, President

                     AGREEMENT FOR SATISFACTION OF JUDGMENT

         This Agreement for Satisfaction of Judgment (the "Agreement") is entered into as of October 31, 1996 among Homeowners Group, Inc. ("HOMG"), Homeowners Marketing Services, Inc. ("HMS") and The Cross Country Group, L.L.C. ("CC").

                                   BACKGROUND

         A. On or about November 20, 1991, Acceleration National Insurance Company ("ANIC") filed a six-count complaint in the Court of Common Pleas of Franklin County, Ohio, in a case styled ACCELERATION NATIONAL INSURANCE COMPANY
V. HOMEOWNERS MARKETING SERVICES, INC., ET AL, Case No. 91CVH11-9404. The complaint was subsequently amended to include ten counts.

         B. On or about May 3, 1994, ANIC filed a fifteen-count complaint in the Court of Common Pleas of Franklin County, Ohio, in a case styled ACCELERATION NATIONAL INSURANCE COMPANY V. HOMEOWNERS MARKETING SERVICES, INC., ET AL, Case No. 94CVH05-3083. The two complaints were consolidated and tried as one action commencing on November 6, 1995 (the "Litigation").

         C. On December 20, 1995, judgment was entered in favor of ANIC against HMS for the sum of $5,156,022.00 plus interest and costs of the Litigation (the "Judgment"). Judgment was also entered in favor of Defendant HOMG.

         D. HMS filed a notice of appeal from the Judgment initiating Case No. 96APE01-68 and Case No. 96APE01-69 in the Court of Appeals, Franklin County, Ohio (the "Appeal"). On or about January 29, 1996, ANIC filed a conditional cross-appeal of each of HMS' appeals in the Court of Appeals of Franklin County, Ohio, which cross-appeals are currently pending (the "Cross-Appeal").

         E. ANIC initiated post judgment proceedings in Florida and elsewhere, including discovery in aid of execution. On March 13, 1996, the Circuit Court for Broward County, Florida dismissed an action by HMS which contested the domestication of the Judgment in Florida.

         F. HOMG applied for and held the right to receive a federal income tax refund from the Internal Revenue Service ("IRS") for the 1994 taxable year (the "Refund Claim").

         G. HOMG entered into an Agreement and Plan of Merger with The Cross Country Group, Inc. and CC Acquisition Corporation, affiliates of CC, pursuant to which, subject to the approval of the stockholders of HOMG, CC Acquisition Corporation will acquire the outstanding shares of HOMG (the "Merger Agreement").

         H. On May 2, 1996, Accel International Corporation ("Accel"), ANIC, HOMG and HMS entered into an Agreement for Satisfaction of Judgment and on May 7, 1996, entered into a First Amendment to May 2, 1996 Agreement for Satisfaction of Judgment (collectively, the "May Agreement").

         I. On August 30, 1996, HOMG received the Refund Claim in the amount of $1,401,785.20 and paid the same to ANIC and Accel.

         J. As of October 31, 1996, CC purchased all right, title and interest of Accel and ANIC pursuant to the Judgment.

         K. The parties to this Agreement desire to provide for the satisfaction and release of the Judgment.

                             STATEMENT OF AGREEMENT

         In consideration of their mutual promises and covenants, the parties agree as follows:

         1. RECITALS. The foregoing recitals are true and correct and repeated herein in their entirety.

         2. CASH PAYMENT. CC, as assignee of the rights of ANIC, agrees to accept the sum of $2,698,214.80 (the "Judgment Amount") plus interest at 10% per annum since September 5, 1996, as provided in Section 8, plus interest at 10% per annum on $4,100,000 from September 1, through September 4, 1996 (collectively, the "Payoff Amount") in full and complete satisfaction of the Judgment on the condition such payment is received by CC no later than the closing of the initial Merger Agreement or January 31, 1997, whichever occurs first.

         3. INCOME TAX REFUND. CC hereby acknowledges that HOMG has received the Refund Claim as set forth in Section 3 of the May Agreement and has paid the same in full to Accel and ANIC, and that the Judgment Amount is the net amount owed after giving effect to such payment of the Refund Claim. CC further agrees to execute any and all documents reasonably required by HOMG to terminate the security interest granted pursuant to the May Agreement with respect to the Refund Claim.

         4. DISMISSAL OF APPEAL. HOMG and HMS hereby represent and warrant that the Appeal and Cross-Appeal have been dismissed with prejudice.

         5. FORBEARANCE OF COLLECTION EFFORTS. Unless sooner terminated pursuant to the provisions of Section 7 of this Agreement, CC, as the assignee of the rights of ANIC, will not undertake prior to January 31, 1997, any act to execute on the Judgment, including the issuance or service of writs of attachment, garnishment or execution from any court, or to obtain discovery in aid of execution from any third party.

         6. CONDITION PRECEDENT TO CLOSING OF MERGER AGREEMENT. HOMG covenants, represents and warrants that satisfaction of the Judgment in accordance with the terms of this Agreement shall be a condition precedent to the closing of the Merger Agreement.

         7. CONTINGENCIES AND TERMINATION. The obligations of CC, as the assignee of ANIC, to accept the Payoff Amount in full satisfaction of the Judgment and to forbear from any and all efforts to enforce the Judgment are contingent upon the closing of the Merger Agreement. Sections 2 and 5 of this Agreement shall become null, void, and of no further force or effect at the sole option of CC upon the occurrence of any one of the following events:

            (a) the Merger Agreement has not been closed on or before January 31, 1997;

            (b) HOMG advises CC or either HOMG or CC publicly announces that the Merger Agreement has been abandoned. HOMG further agrees to directly notify CC within twenty-four hours should the proposed Merger Agreement be abandoned by HOMG for any reason;

            (c) the stockholders of HOMG fail to approve and to authorize the Merger Agreement; or

            (d) HOMG or CC fails to obtain the approval of any government regulatory body or agency from which approval of the Merger Agreement is required prior to closing of the Merger Agreement.

         If any of the foregoing events occur and CC elects to terminate its agreements and commitments set forth in Sections 2 and 5 of this Agreement, CC shall promptly notify HOMG and HMS in writing of its decision to do so.

         8. INTEREST. Interest on the unpaid portion of the Judgment Amount shall accrue at a per annum rate of 10% starting September 5, 1996.

         9. EFFECT OF TERMINATION. In the event CC elects in accordance with
Section 7 of this Agreement to terminate its obligations to accept the Payoff Amount in full satisfaction of the Judgment and to forebear from any and all efforts to enforce the Judgment, the parties shall be in the same position they were in prior to this Agreement, except that CC shall be free to enforce the Judgment as reduced by the Refund Claim.

         10. MUTUAL RELEASE. At the closing of the Merger Agreement and upon receipt by CC of either the Payoff Amount (if such payment occurs on or before January 31, 1997) or the Judgment, as reduced by the Refund Claim (if such payment occurs after January 31, 1997), CC, HOMG and HMS will execute and exchange a mutual release in the form attached hereto as Exhibit 1. Within 30 days after receiving such payment, CC shall file a Satisfaction of Judgment for each action pending in: (i) the Circuit Court of Broward County, Florida, styled HOMEOWNERS MARKETING SERVICES, INC. V. ACCELERATION NATIONAL INSURANCE COMPANY. Case No. 96-001110

CACE (12) (the "Domestication Action"); and (ii) the Court of Common Pleas of Franklin County, Ohio, styled ACCELERATION NATIONAL INSURANCE COMPANY V. HOMEOWNERS MARKETING SERVICES, INC., ET AL, Consolidated Case Nos. 91CVH11-9404, 94CVH05-3083 (the "Ohio Action"), and be responsible for dismissing with prejudice each of the following actions: (i) the Ohio Action; (ii) the Domestication Action; (iii) that certain action pending in the Circuit Court of Broward County, Florida, styled ACCELERATION NATIONAL INSURANCE COMPANY V. HOMEOWNERS MARKETING SERVICES, INC., ET AL, Case No. 96-001152 (18); and (iv) that certain action pending in the Circuit Court of Dade County, Florida, styled ACCELERATION NATIONAL INSURANCE COMPANY V. HOMEOWNERS MARKETING SERVICES, INC., Case No. 96-00850 (CA) 23.

         11. ADDITIONAL REPRESENTATIONS AND WARRANTIES. CC, HOMG and HMS each warrants and represents that the officer signing this Agreement on its behalf is authorized to do so and to bind the entity to the terms of this Agreement. By execution of this Agreement, the parties represent that they have the capacity to execute this Agreement on behalf of HMS, HOMG and CC, respectively. HMS and HOMG hereby represent and warrant: (i) that they have not been released from the Judgment and agree not to contest the validity of the Judgment; (ii) that they have made no assignment of their claims or causes of action against ANIC set forth in the Litigation; and (iii) that no other person has any right to or interest in them.

         12. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be construed according to the laws of the State of Massachusetts. Should any dispute arise regarding this Agreement which the parties are unable to resolve, the parties agree that the Superior Court of Suffolk County, Massachusetts shall have exclusive jurisdiction to adjudicate any and all such controversies.

         13. CONSTRUCTION. The parties to this Agreement have been represented by counsel in connection with the negotiations and drafting of this Agreement and any ambiguity in this Agreement shall not be construed against any party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than CC, HOMG and HMS and their respective subsidiaries, affiliates, legal representatives, successors and assigns, any rights or benefits under or by reason of this Agreement.

         14. NOTICES. In the event that any party to this Agreement shall be required to afford notice in writing to any other party of the occurrence or non-occurrence of any event, such notice shall be provided as follows:

         IF TO CC:

                  Howard Wolk
                  The Cross Country Group, Inc.
                  4040 Mystic Valley Parkway
                  Medford, Massachusetts 02155

        WITH A COPY TO:

                 Robert M. Rosen, Esq.
                 Lane, Altman & Owens, LLP
                 101 Federal Street
                 Boston, Massachusetts 02110

        IF TO HOMG OR HMS:

                 Carl Buccellato
                 Chairman and Chief Executive Officer
                 [HOMG or HMS]
                 400 Sawgrass Corporate Parkway
                 Sunrise, Florida 33325-6235

        WITH A COPY TO:

                 Paul Berkowitz, Esq.
                 Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. 1221 Brickell Avenue
                 Miami, Florida 33131

         15. HOMG GUARANTY AND PLEDGE. In consideration of the execution of this Agreement by CC, HOMG hereby agrees to guaranty the obligations of HMS under the Judgment and this Agreement, including, but not limited to, the payment as described in Section 2 and further agrees to pledge to CC all of its rights, title and interest in and to the shares of HMS and Homeowners Marketing Services International, Inc. ("HMSI") owned by HOMG, such guaranty and pledge to be in form and substance reasonably satisfactory to CC.

         16. GRANT OF SECURITY INTEREST BY HMSI AND HMSI. In further consideration of the execution of this Agreement by CC, HOMG agrees to cause HMS and HMSI to enter into an agreement providing for the guaranty of the obligation of HOMG under the Judgment and this Agreement, including, but not limited to, the payment as described in Section 2 and further providing to secure that guaranty by granting a security interest to CC in their assets, such agreement to be in form and substance reasonably satisfactory to CC.

         IN WITNESS WHEREOF, each party has executed this Agreement by its duly authorized representative on the date set forth below.

                                HOMEOWNERS GROUP, INC.

                               By  /S/ C. GREGORY MORRIS
                                   _______________________________________
                                   C. Gregory Morris, Vice President,
                                   Treasurer & Chief Financial Officer

                               HOMEOWNERS MARKETING SERVICES, INC.

                               By /S/ C. GREGORY MORRIS
                                   _______________________________________
                                   C. Gregory Morris, Vice President,
                                   Treasurer & Chief Financial Officer

                                THE CROSS COUNTRY GROUP, L.L.C.

                               By: /S/ SIDNEY D. WOLK
                                   ____________________________________________
                                   Name: Sidney D. Wolk
                                   Title: President

                       FIRST AMENDMENT TO RIGHTS AGREEMENT

         THIS IS A FIRST AMENDMENT TO RIGHTS AGREEMENT (the "Amendment") dated as of October 31, 1996 between Homeowners Group, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company (the "Rights Agent"). All capitalized terms without definition used in this Amendment shall retain their respective meanings as specified in the Rights Agreement (as defined hereafter).

                                   BACKGROUND

         Pursuant to the Rights Agreement (the "Rights Agreement") dated November 1, 1990 between the Company and the Rights Agent, the Board of Directors of the Company declared a dividend distribution of one right ("Right") for each share of common stock, par value $.01 per share (the "Common Stock"), of the Company outstanding at the close of business on November 12, 1990. Such Rights entitle the holders thereof to acquire additional shares of Common Stock upon the occurrence of certain prescribed events as set forth in the Rights Agreement. The Company and the Rights Agent have deemed it advisable to amend certain terms of the Rights Agreement, subject to the terms and conditions of this Amendment.

                                      TERMS

         In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I.

1.1. AMENDMENT TO SECTION 1(A). Section 1(a) of the Rights Agreement is hereby amended in its entirety as follows:

                  "(a) 'Acquiring Person' shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding. Notwithstanding the foregoing, the term 'Acquiring Person' shall not include: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (v) The Cross Country Group, Inc. and its Affiliates and Associates (collectively, 'Cross Country') so long as after the date hereof, any shares of Common Stock acquired by Cross Country are purchased in privately negotiated, non-open market transactions, or (vi) any Person whose beneficial ownership of shares of voting stock of the Company is increased to 20% or more of the shares of Common Stock of the Company then Outstanding solely by reason of a reduction in the number of issued and outstanding shares of Common Stock of the Company pursuant to a transaction or transactions approved by the Continuing Directors of the Company (provided that such Person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's Common Stock)."

1.2 AMENDMENT TO SECTION 1(C). Section 1(c) of the Rights Agreement is hereby amended in its entirety as follows:

                  "(c) 'Adverse Person' shall mean any Person declared to be an Adverse Person by the Board of Directors upon a determination that the criteria set forth in Section 11(a)(ii)(B) apply to each such Person. Notwithstanding the foregoing, the term 'Adverse Person' shall not include Cross Country so long as after the date hereof, any shares of Common Stock acquired by Cross Country are purchased in privately negotiated, non-open market transactions."

1.3. AMENDMENT TO SECTION 11(A)(II)(A). Section 11(a)(ii)(A) of the Rights Agreement is hereby amended in its entirety as follows:

                  "(A) any Person (other than (u) the Company, (v) any Subsidiary of the Company, (w) any employee benefit plan of the Company or of any Subsidiary of the Company, (x) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (y) Cross Country, so long as after the date hereof, any shares of Common Stock acquired by Cross Country are purchased in privately negotiated, non-open market transactions or
           (z) any Person whose beneficial ownership of shares of voting stock of the Company is increased to 20% or more of the shares of Common Stock of the Company then outstanding solely by reason of a reduction in the number of issued and outstanding shares of Common Stock of the Company pursuant to a transaction or transactions approved by the Continuing Directors of the Company (provided that such Person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's Common Stock)), alone or together with its Affiliates and Associates, shall, at any time after the Rights Dividend Declaration Date (as defined in the WHEREAS clause at the beginning of this Agreement), became the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, unless the event causing the 20% threshold to be crossed is a transaction set forth in
           Section 13(a) hereof, or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the Continuing Directors who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person or Adverse Person or the Person making such tender or exchange offer, after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to stockholders (taking into account all factors which such Continuing Directors deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interest of the Company and its stockholders; or"

                                   ARTICLE II.

2.1 EFFECTIVENESS OF AMENDMENT. The Company and the Rights Agent hereby agree that this Amendment shall not become effective or in any way binding upon the parties hereto until three business days subsequent to the date of a public announcement of the execution of an amendment to that certain Agreement and Plan of Merger (the "Amended Plan of Merger") dated as of May 14, 1996, among Cross Country, CHGI Acquisition Corporation, a wholly-owned subsidiary of Cross Country, and the Company, provided, however, that during such three day period no third party entity shall have made a bona fide offer for a Takeover Transaction (as hereinafter defined) at a price greater than $2.06 per share of Common Stock. The term "Takeover Transaction" shall mean for purposes herein any proposal or transaction: (i) relating to a merger or other business combination involving the Company or any Subsidiary; or (ii) for the acquisition of a substantial equity interest in the Company or any Subsidiary or a substantial portion of the assets of the Company or any Subsidiary.

2.2 EFFECT OF AMENDMENT. Except as expressly provided in Article I of this Amendment, nothing shall affect or be deemed to affect any provisions of the Rights Agreement, and, except only to the extent that they may be varied hereby, the Company and the Rights Agent hereby ratify and confirm all of their agreements and obligations contained in the Rights Agreement, as amended hereby.

2.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

2.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                         HOMEOWNERS GROUP, INC.

                         By:/S/ C. GREGORY MORRIS
                             _______________________________________
                              C. Gregory Morris, Vice President,
                               Treasurer & Chief Financial Officer

                         CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                         By: /S/ William F. Seegraber
                             _______________________________________
                             William F. Seegraber, Vice President

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOMEOWNERS GROUP, INC.

NOVEMBER 14, 1996                           /S/ C. GREGORY MORRIS
     (Date)                                 -------------------------------
                                            C. Gregory Morris
                                            Chief Financial Officer